EXHIBIT 99.2

Yellowstone Acquisition Company to Restate 2020 Financial Statements to Address the Recent SEC Pronouncement on Accounting for Warrants issued by Special Purpose Acquisition Companies

OMAHA, NEBRASKA, May 18, 2021 -- (BUSINESS WIRE) – Yellowstone Acquisition Company (the “Company”) (NASDAQ: YSACU, YSAC and YSACW), a special purpose acquisition company, announced that the Company will restate its 2020 financial statements as filed in its Annual Report on Form 10-K to account for recent changes in accounting for warrants issued by special purpose acquisition companies (“SPACs”).

On April 12, 2021, the SEC issued a statement (the “Statement”) discussing the accounting implications of certain terms that are common in warrants issued by SPACs. Specifically, the Statement focused on certain settlement terms and provisions related to certain tender offers, which terms are similar to those contained in the warrants (the “Warrants”) issued by the Company. As a result of the SEC Statement, the Company reevaluated the accounting treatment of (i) the 6,799,449 redeemable warrants (the “Public Warrants”) that were included in the units issued by the Company in its initial public offering (the “IPO”) and (ii) the 7,719,779 privately issued warrants (together with the Public Warrants, the “Warrants”) that were included in the units issued to the Company’s sponsor in a private placement that closed concurrently with the closing of the IPO, and determined to classify the Warrants as derivative liabilities measured at fair value, with changes in fair value each period reported in earnings. While the Company has not generated any operating revenues to date and will not generate any operating revenues until after completion of its initial business combination, at the earliest, the change in fair value of the Warrants is a non-cash charge and will be reflected in the Company’s statement of operations.

In light of the Statement, the Company’s management evaluated the terms of the Warrant Agreement and concluded that because the Warrants include the type of provisions (the “Provisions”) interpreted in the Statement, the Company should classify some, if not all, of the Warrants as liabilities in the Company’s audited financial statements for the year ended December 31, 2020 (the “Financial Statements”) and not as components of equity. Warrants that are classified as liabilities must be adjusted to fair value each reporting date with changes in the fair value recorded in the Company’s statement of operations. The Company is continuing to assess the impact of the Statement on each category of Warrants.

On May 17, 2021, the Board of Directors (the “Board”) of the Company, in consultation with the Audit Committee of the Board, concluded that it would be appropriate to restate the Financial Statements in an Annual Report on Form 10-K/A for the period ended December 31, 2020 (the Form 10-K/A”)  and the balance sheet dated October 26, 2020 filed as Exhibit 99.1 to the Company's Form 8-K as filed with the SEC on November 7, 2020 (the "November 8-K") to reflect the applicable Warrants as liabilities. The Company has discussed this approach with its independent registered public accounting firm, KPMG LLP, and is working diligently to finalize the valuation of the Warrants and intends to file the Form 10-K/A as soon as practicable. In the Form 10-K/A and in its future financial statements (unless the Provisions are removed from the Warrant Agreements in accordance with the terms thereof), the Company will measure the fair value of the liability classified Warrants at the end of each reporting period or at the time of exercise and recognize the changes in the fair value in the Company’s statement of operations.

The information in the Form 10-K/A and subsequent filings will also supersede press releases or other communications describing the Financial Statements and other related financial information for the year ended December 31, 2020.

Considering such restatement, the Financial Statements for the year ended December 31, 2020 and in the November 8-K should no longer be relied upon. The Company will file an amendment to its Annual Report on Form 10-K for the year ended December 31, 2020 reflecting the reclassification of the Warrants for the Non-Reliance Period as soon as practicable.

Going forward, unless the Company amends the terms of the Warrant Agreement, it expects to continue to classify the Warrants as liabilities, which would require the Company to incur the cost of measuring the fair value of the Warrant liabilities, and which may have an adverse effect on the Company’s results of operations.

The Company has also filed a Form 8-K with regard to these matters as described in Item 4.02 of the Form 8-K and has discussed the matters set forth in Item 4.02 of the Form 8-K with KPMG LLP.

Due to the required restatement of the Annual Report, the Company will not be able to file its Form 10-Q for the quarter ended March 31, 2021 by the May 17, 2021 deadline, but has filed a Form 12b-25, and is working diligently to finalize the restated financial statements and to file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 by the deadline extension of May 24, 2021.

In light of the restatement, the Company’s management evaluated the effectiveness of the Company’s controls and procedures as of December 31, 2020. That evaluation included consideration of the views expressed in the Statement in which the SEC staff clarified its interpretations of certain generally accepted accounting principles related to warrants issued by SPACs. Prior to the Statement, management believed that the Company’s warrant accounting was consistent with generally accepted accounting principles. Management’s belief was supported by the fact that most other SPACs and parties who had merged with SPACs similarly interpreted the warrant accounting principles at issue. However, based on the clarifications expressed in the Statement which resulted in the restatement, the Company concluded that the Company’s controls and procedures were not effective as of December 31, 2020 and determined that a material weakness existed.

ABOUT YELLOWSTONE ACQUISITION COMPANY

Yellowstone Acquisition Company, led by Adam Peterson and Alex Rozek, is a blank check company formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses in the homebuilding, manufacturing serving the homebuilding market, financial services and commercial real estate industries. To contact the Company, please visit www.yellowstoneac.com or email the Company at contact@yellowstoneac.com.

FORWARD-LOOKING STATEMENTS

This press release contains statements that constitute “forward-looking statements.”. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. The Company advises caution in reliance on forward-looking statements. Forward-looking statements include, without limitation, the Company’s plans related to restatement of the consolidated financial statements as of and for the year ended December 31, 2020 and the Company’s estimates related to the errors included in the consolidated financial statements covering the Non-Reliance Period. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those implied by forward-looking statements, including the outcome of the Company’s completion of the quantification and evaluation of the specific impact of the misstatements in previously issued financial statements, including the possibility of material adjustments thereto; the discovery of additional and unanticipated information during the procedures required to be completed before the Company is able to file its required reports; and the application of accounting or tax principles in an unanticipated manner. See also additional risk factors set forth in the Company’s periodic filings with the SEC, including, but not limited to, those risks and uncertainties listed in the section entitled “Risk Factors,” in the Company’s Annual Report on Form 10-K filed with the SEC on March 12, 2021. All forward-looking statements in this Current Report on Form 8-K are based on information available to the Company as of the date of this filing. The Company expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Investor Contact:
Catherine Vaughan

contact@yellowstone.com